                                                                   EXHIBIT 10.39

                                AMENDMENT TO THE
                            CAPELLA EDUCATION COMPANY
                             RETIREMENT SAVINGS PLAN

WHEREAS, Capella Education Company (the "Company") adopted the Capella Education Company Retirement Savings Plan (the "Plan") effective July 1, 1994 and as amended through April 1, 2005; and

WHEREAS, Article VIII of the Plan document grants the Company the right to amend the Plan at any time;

NOW THEREFORE BE IT RESOLVED, that the Plan Adoption Agreement as in effect as of April 1, 2005 is hereby amended effective January 1, 2006 as follows:

Item 31(f) - Period of Determining Employer Matching Contributions - shall be replaced and substituted with Item 31(e) to provide that matching contributions shall be determined on the basis of the entire Plan Year.

IN WITNESS WHEREOF, this amendment is executed this 20th day of April, 2006.

CAPELLA EDUCATION COMPANY

BY: Gregory W. Thom

TITLE: VP, General Counsel and Secretary

                                AMENDMENT TO THE
                            CAPELLA EDUCATION COMPANY
                             RETIREMENT SAVINGS PLAN

WHEREAS, Capella Education Company (the "Company") adopted the Capella Education Company Retirement Savings Plan (the "Plan") effective July 1, 1994 and as amended through April 1, 2005; and

WHEREAS, Article VIII of the Plan document grants the Company the right to amend the Plan at any time;

NOW THEREFORE BE IT RESOLVED, that the Plan Adoption Agreement as in effect as of April 1, 2005 is hereby amended effective for the payroll period beginning July 9, 2006 as follows:

Item 31(d) - Formula for Determining Employer Matching Contributions - shall be replaced and substituted with Item 31(d) to read as follows:

"The Employer will make matching contributions equal to the sum of 100% of the portion of the Participant's Elective Deferrals which do not exceed 2% of the Participant's Compensation plus 50% of the portion of the Participant's Elective Deferrals which do not exceed the next 4% of the Participant's Compensation."

IN WITNESS WHEREOF, this amendment is executed this 1st day of June, 2006.

CAPELLA EDUCATION COMPANY

BY: Gregory W. Thom

TITLE: VP, General Counsel and Secretary